SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2009
Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

3905 National Drive
Suite 110
Burtonsville, Maryland 20866
(\Address of principal executive offices)

1050 Connecticut Avenue, NW
Washington, DC 20036
(Former Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

Item 1.01 – Entry into a Material Agreement

Effective May 20, 2009, New Energy Technologies, Inc. (the “Company”), through its wholly-owned subsidiary,  New Energy Solar Corporation, entered into a research agreement (the “Sponsored Research Agreement”) with University of South Florida Board of Trustees, a public body corporate (the “University”), for support to the project entitled “Semitransparent Flexible Power Foil (SFPF)” relating to the development of a  prototype flexible semi-transparent organic power foil (1ft by 1ft dimension) for an energy-generating window glass in building-integrated photovoltaic products(the “Technology”).

On May 20, 2009, the Company, through New Energy Solar Corporation also entered into an Option Agreement (the “Option Agreement”) with the University Of South Florida Research Foundation, Inc., a corporation not for profit under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida (“Research Foundation”) pursuant to which New Energy Solar Corporation has the right to an exclusive option to obtain an exclusive worldwide commercial license under certain patents relating to the Technology.

A redacted copy of the Sponsored Research Agreement is attached to this Current Report on Form 8-K dated May 20, 2009 as Exhibit 10.1 hereto and incorporated herein by reference.

PLEASE NOTE THAT CONFIDENTIAL PORTIONS OF EACH OF THE SPONSORED RESEARCH AGREEMENT AND THE OPTION AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST OF EVEN DATE HEREWITH, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR (4) ASTERISKS [***].

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

N/A

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On May 20, 2009 the Company issued a press release disclosing that in addition to the active development of its Motion Power™ technologies for generating electricity by harvesting the kinetic energy off moving vehicles, it is continuing to further advance the development of its tinted glass Solar Windows™ for generating electricity by coating glass surfaces with the world’s smallest known organic solar cells. This news release, dated May 20, 2009 is attached as Exhibit 99.1 to this Form 8-K

SECTION 8.  Other Events

Also, effective May 20, 2009, the Company relocated its principal executive offices to:

3905 National Drive
Suite 110
Burtonsville, Maryland 20866

The Company’s phone number remains the same.

On May 20, 2009 the Company issued a press release disclosing that in addition to the active development of its Motion Power™ technologies for generating electricity by harvesting the kinetic energy off moving vehicles, it is continuing to further advance the development of its tinted glass Solar Windows™ for generating electricity by coating glass surfaces with the world’s smallest known organic solar cells. This news release, dated May 20, 2009 is attached as Exhibit 99.1 to this Form 8-K

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1
Redacted version of the Sponsored Research Agreement effective as of May 20, 2009 between New Energy Solar Corporation a wholly owned subsidiary of New Energy Technologies, Inc. Energy”), and University of South Florida Board of Trustees, a public body corporate. CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR (4) ASTERISKS [***].

10.2
Redacted version of the Option Agreement dated as of May 20, 2009 between New Energy Solar Corporation a wholly owned subsidiary of New Energy Technologies, Inc. Energy”), and the University Of South Florida Research Foundation, Inc., a corporation not for profit under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida. CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR (4) ASTERISKS [***].

99.1	Press Release Date May 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of May, 2009.

New Energy Technologies, Inc.
By: /s/ Meetesh Patel
Meetesh Patel, Chief Executive Officer and President

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2009
(Date of earliest event reported)

New Energy Technologies, Inc.

Index to Exhibits

Number	Exhibit Description

10.1
Redacted version of the Sponsored Research Agreement effective as of May 20, 2009 between New Energy Solar Corporation a wholly owned subsidiary of New Energy Technologies, Inc. Energy”), and University of South Florida Board of Trustees, a public body corporate. CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR (4) ASTERISKS [***].

10.2
Redacted version of the Option Agreement dated as of May 20, 2009 between New Energy Solar Corporation a wholly owned subsidiary of New Energy Technologies, Inc. Energy”), and the University Of South Florida Research Foundation, Inc., a corporation not for profit under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida. CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR (4) ASTERISKS [***].

99.1	Press Release Date May 20, 2009.